CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our reports, dated September 28, 2009, for the Evergreen Disciplined Value Fund, Evergreen Enhanced S&P® Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Golden Large Cap Core Fund and Evergreen Intrinsic Value Fund, each a series of the Evergreen Equity Trust, and to the use of our reports dated November 24, 2009 for the Evergreen Large Company Growth Fund and Evergreen Omega Fund, each a series of the Evergreen Equity Trust, and for the Evergreen Strategic Growth Fund, a series of the Evergreen Select Equity Trust, incorporated herein by reference and to the reference to our firm under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

July 16, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our report, dated September 28, 2009, for the Evergreen Equity Index Fund, a series of Evergreen Select Equity Trust, incorporated herein by reference and to the reference to our firm under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

July 16, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our report, dated September 24, 2009, for the Evergreen Golden Core Opportunities Fund, a series of the Evergreen Equity Trust, to the use of our report dated September 28, 2009 for the Evergreen Special Values Fund, a series of the Evergreen Equity Trust, and the use of our reports dated November 24, 2009 for the Evergreen Growth Fund and Evergreen Small-Mid Growth Fund, each a series of the Evergreen Equity Trust, incorporated herein by reference and to the reference to our firm under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

July 16, 2010